UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2026

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2026, Kevin Conroy was named to the Abbott Laboratories’ (“Abbott”) Board of Directors.

On April 24, 2026, Abbott shareholders approved the adoption of the Abbott Laboratories 2026 Incentive Stock Program (the “2026 Program”) at the Annual Meeting of Shareholders. The 2026 Program was adopted by Abbott’s Board of Directors on February 20, 2026, subject to shareholder approval at the Annual Meeting. The 2026 Program replaces the Abbott Laboratories 2017 Incentive Stock Program, as amended and restated (the “2017 Program”), under which Abbott makes all of its equity-related incentive compensation awards.

The 2026 Program, which is administered by the Compensation Committee of Abbott’s Board of Directors, permits Abbott to grant nonqualified stock options, restricted stock awards, restricted stock units, performance awards, and other share-based awards (including stock appreciation rights, dividend equivalents and recognition awards) to non-employee directors and employees of Abbott and its subsidiaries. Subject to adjustment in the event of changes in capitalization, the maximum number of Abbott common shares that may be issued under the 2026 Program is 140,000,000, plus the number of shares that cease to be subject to awards under the 2017 Program due to forfeiture, expiration, cancellation, or cash settlement and shares withheld to satisfy tax withholding obligations under outstanding 2017 Program full value awards; and less the number of shares subject to awards granted under the 2017 Program between March 1, 2026 and April 23, 2026, with each full value award share being counted as three shares against the 2017 Program’s share reserve. The 2026 Program has a term of ten years.

For a more detailed description of the 2026 Program, see pages 79 through 86 of Abbott’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 13, 2026. The foregoing descriptions are qualified in their entirety by the full text of the 2026 Program, which was included as Exhibit A to the proxy statement and is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2026, Abbott’s Board of Directors amended the first sentence of Article III, Section 2 of Abbott’s by-laws to provide that Abbott’s Board of Directors shall consist of thirteen persons, effective April 24, 2026. Abbott’s by-laws previously provided that the Board of Directors consisted of twelve persons.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Abbott held its Annual Meeting of Shareholders on April 24, 2026. The following is a summary of the matters voted on at that meeting.

(1)	The shareholders elected Abbott’s entire Board of Directors. The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number against, the number abstaining, and the number of broker non-votes, with respect to each of these persons, were as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Nita Ahuja	1,355,031,895	2,769,947	2,308,000	177,761,396
Claire Babineaux-Fontenot	1,355,031,167	2,886,973	2,191,702	177,761,396
Sally E. Blount	1,340,491,010	16,504,318	3,114,514	177,761,396
Robert B. Ford	1,281,298,501	72,599,833	6,211,508	177,761,396
Paola Gonzalez	1,350,598,638	6,179,509	331,695	177,761,396
Michelle A. Kumbier	1,346,291,350	11,453,399	2,365,093	177,761,396
Darren W. McDew	1,350,511,200	6,363,222	3,235,420	177,761,396
Nancy McKinstry	1,289,618,114	68,049,468	2,442,260	177,761,396
Michael G. O’Grady	1,325,498,060	32,189,526	2,422,256	177,761,396
Michael F. Roman	1,338,763,530	18,363,024	2,983,288	177,761,396
Daniel J. Starks	1,291,460,783	66,299,714	2,349,345	177,761,396
John G. Stratton	1,330,379,819	27,314,174	2,415,849	177,761,396

(2)	The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,502,083,607	33,333,515	2,454,116	0

(3)	The shareholders approved the compensation of Abbott’s named executive officers listed in the proxy statement for the Annual Meeting, with 90.35 percent of the votes cast voting “For” the proposal. The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,228,911,693	126,315,146	4,883,003	177,761,396

(4)	The shareholders voted to approve the Abbott Laboratories 2026 Incentive Stock Program, with 95.82 percent of the votes cast voting “For” the proposal. The number of shares cast in favor of the approval of the Abbott Laboratories 2026 Incentive Stock Program, the number against, the number abstaining, and the number of broker non-votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,303,349,739	52,296,340	4,463,763	177,761,396

(5)	The shareholders voted to approve the Abbott Laboratories 2026 Employee Stock Purchase Plan for Non-U.S. Employees, with 99.33 percent of the votes cast voting “For” the proposal. The number of shares cast in favor of the approval of the Abbott Laboratories 2026 Employee Stock Purchase Plan for Non-U.S. Employees, the number against, the number abstaining, and the number of broker non-votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,351,008,136	6,111,112	2,990,594	177,761,396

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated, effective April 24, 2026.

10.1	Abbott Laboratories 2026 Incentive Stock Program (incorporated by reference to Exhibit A of the Abbott Laboratories Definitive Proxy Statement on Schedule 14A filed on March 13, 2026).

10.2	Form of Restricted Stock Unit Agreement (time-based vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.3	Form of Restricted Stock Unit Agreement for foreign employees (time-based vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.4	Form of Restricted Stock Unit Agreement (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.5	Form of Restricted Stock Unit Agreement for foreign employees (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.6	Form of Performance Restricted Stock Agreement (annual performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.7	Form of Performance Restricted Stock Unit Agreement for foreign employees (annual performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.8	Form of Performance Restricted Stock Agreement (interim performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.9	Form of Performance Restricted Stock Unit Agreement for foreign employees (interim performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.10	Form of Restricted Stock Agreement (time-based vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.11	Form of Restricted Stock Agreement (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.12	Form of Non-Qualified Stock Option Agreement under the Abbott Laboratories 2026 Incentive Stock Program.

10.13	Form of Non-Qualified Stock Option Agreement for foreign employees under the Abbott Laboratories 2026 Incentive Stock Program.

10.14	Form of Restricted Stock Unit Agreement for executive officers (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.15	Form of Restricted Stock Unit Agreement for foreign executive officers (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.16	Form of Performance Restricted Stock Agreement for executive officers (annual performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.17	Form of Performance Restricted Stock Agreement for executive officers (interim performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.18	Form of Performance Restricted Stock Unit Agreement for foreign executive officers (annual performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.19	Form of Performance Restricted Stock Unit Agreement for foreign executive officers (interim performance based) under the Abbott Laboratories 2026 Incentive Stock Program.

10.20	Form of Restricted Stock Agreement for executive officers (time-based vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.21	Form of Restricted Stock Agreement for executive officers (cliff vested) under the Abbott Laboratories 2026 Incentive Stock Program.

10.22	Form of Non-Qualified Stock Option Agreement for executive officers under the Abbott Laboratories 2026 Incentive Stock Program.

10.23	Form of Non-Qualified Stock Option Agreement for foreign executive officers under the Abbott Laboratories 2026 Incentive Stock Program.

10.24	Form of Non-Employee Director Restricted Stock Unit Agreement under the Abbott Laboratories 2026 Incentive Stock Program.

10.25	Form of Non-Employee Director Restricted Stock Unit Agreement for foreign non-employee directors under the Abbott Laboratories 2026 Incentive Stock Program.

10.26	Form of Non-Employee Director Non-Qualified Stock Option Agreement under the Abbott Laboratories 2026 Incentive Stock Program.

10.27	Form of Non-Employee Director Non-Qualified Stock Option Agreement for foreign non-employee directors under the Abbott Laboratories 2026 Incentive Stock Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 27, 2026	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Executive Vice President, Finance and Chief Financial Officer